UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 12, 2007
                        --------------------------------
                        (Date of earliest event reported)


                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


        Connecticut                      0-599                 06-0330020
        -----------                      -----                 ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                    (Registrant's telephone number, including
                                   area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 3e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 1 - Registrant's Business and Operations


     ITEM 1.01 - Entry into a Material Definitive Agreement

          On December 12, 2007, The Eastern Company Compensation Committee executed an amendment to the Employment Agreement (the "Agreement") with the Company's Chairman, President and Chief Executive Officer, Leonard F. Leganza. The amendment: (a) establishes December 1, 2008, in place of separation of service, as the commencement date for the deferred compensation payments which are to be paid over a 60 month period; (b) revised the definition of change in control to incorporate the requirements of Code Section 409A; (c) reflects Mr. Leganza's current position as Chairman of the Board, President and Chief Executive Officer; and (d) addresses other requirements of Code
          Section 409A.

          On December 12, 2007, The Eastern Company Compensation Committee executed an amendment to the Supplemental Retirement Plan for the Chief Executive Officer of The Eastern Company (the "SERP"), which the Company maintains for the benefit of Leonard F. Leganza, its Chief Executive Officer. The amendment reflects various requirements of Code
          Section 409A.

          Copies of the amendment to the Agreement and the amendment to the SERP are attached as Exhibit 99.


Section 5 - Corporate Governance and Management

     ITEM 5.02 - (e) Compensatory Arrangements of Certain Officers

          On December 12, 2007, the Company amended the Agreement to establish a date for commencement of Deferred Compensation payments and to reflect various requirements of Code Section 409A. See Item 1.01 above.

          On December 12, 2007, the Company amended the SERP to reflect various requirements of Code Section 409A. See Item 1.01 above.


Section 9 - Financial Statements and Exhibits

         ITEM 9.01 - (d) Exhibits

          (99.1) Amendment to Employment Agreement between The Eastern Company and Leonard F. Leganza, the Company's Chairman, President and Chief Executive Officer, executed on December 12, 2007.

          (99.2) Amendment  to  Suppliemental  Retirement  Plan  for the  Chief
                 Executive Officer of The Eastern Company, executed on December 12, 2007.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      The Eastern Company


Date:  December 14, 2007              By:  /s/John L. Sullivan III
       ------------------             ----------------------------
                                      John L. Sullivan III
                                      Vice President and Chief Financial Officer